UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated (the “Company”)

April 1, 2025

Item 8.01 Other Events.

Special Meeting Adjournment

On March 31, 2025 at 10:00 a.m., Eastern time, the Company convened a Special Meeting of Stockholders (the “Special Meeting”) at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, 15th Floor, New York, New York 10019. At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. The Company adjourned the Special Meeting without any business being conducted. The adjourned meeting will reconvene on Wednesday, April 9, 2025 at 10:00 a.m., Eastern Time, at the offices of Olshan Frome Wolosky LLP, to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission (“SEC”) on February 28, 2025. The close of business on February 12, 2025 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the reconvened Special Meeting.

Stockholders may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Special Meeting.

The Company encourages all stockholders of record as of the close of business on February 12, 2025, who have not yet voted, to do so by April 8, 2025 at 11:59 p.m., Eastern time. Notwithstanding the foregoing, any votes properly received before the close of the adjourned Special Meeting on April 9, 2025 will be accepted. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting unless properly revoked.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Special Meeting to be reconvened on April 9, 2025. The Company previously filed a definitive proxy statement with the SEC on February 28, 2025. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE RECONVENED SPECIAL MEETING. The definitive proxy statement has been made available to stockholders who are entitled to vote at the Special Meeting. No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the reconvened Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: April 1, 2025	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer

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